FOR IMMEDIATE RELEASE

CONTACTS:      James G. Rakes, Chairman, President & CEO (540) 951-6236
               J. Robert Buchanan, Treasurer (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                     ANNOUNCES HIGHER THIRD QUARTER EARNINGS


BLACKSBURG, VA, October 13, 2006: National Bankshares, Inc. (Nasdaq Capital
Market: NKSH) announced today that it had net income for the third quarter of $3.2 million. This is an increase of 4.8% over the same quarter in 2005, and it translates to basic net income per share of $0.46. Year-to-date net income at September 30 totaled $9.43 million, an increase of 2.5% over the same period last year, and basic net income per share was $1.35. At the end of the third quarter, the financial holding company headquartered in Blacksburg, Virginia, had total assets of nearly $845 million.

James G. Rakes, National Bankshares' Chairman, President & CEO, noted that the company's earnings continue to experience the effects of compression of the net interest margin. "Interest income earned primarily from loans has lagged behind the increased interest paid on bank deposits, because loans tend to re-price at a slower pace than deposits." Mr. Rakes said that he is encouraged by indications from the Federal Reserve that it is changing its long program of regular rate increases.

National Bankshares is the parent company of 115 year-old National Bank of Blacksburg, which does business as National Bank in 26 locations throughout Southwest Virginia. The company has a non-bank subsidiary, National Bankshares Financial Services, Inc. that offers investments and insurance. Additional information about National Bankshares, Inc. is available at www.nationalbankshares.com.

                           (unauditied tables follow)


National Bankshares, Inc. And Subsidiaries
(000's), except ratios and percent data
Three months ending                      September 30, 2006        September 30, 2005              Change

Selected Consolidated Data :
---------------------------------------------------------------------------------------------------------------------
Interest income                                          $12,042                $11,483                        4.87%
Interest expense                                           4,691                  3,816                       22.93%
Net interest income                                        7,351                  7,667                       -4.12%
Provision for loan losses                                     16                    169                      -90.53%
Trust income                                                 314                    326                       -3.68%
Other noninterest income                                   1,918                  1,566                       22.48%
Salary and benefits                                        2,866                  2,822                        1.56%
Occupancy expense                                            474                    491                       -3.46%
Amortization of intangibles                                  284                    283                        0.35%
Other noninterest expense                                  1,772                  1,783                       -0.62%
Income taxes                                                -970                   -957                        1.36%
Net income                                                $3,201                 $3,054                        4.81%
Basic net income per share                                 $0.46                  $0.44                        $0.02
---------------------------------------------------------------------------------------------------------------------

Daily averages:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                             $495,539               $497,152                       -0.32%
Loans,net                                                489,243                490,614                       -0.28%
Total securities                                         267,339                261,951                        2.06%
Total deposits                                           732,009                728,295                        0.51%
Other borrowings                                             582                     70                      731.43%
Stockholders' equity                                      95,443                 91,071                        4.80%
Cash and due from                                         15,113                 16,077                       -6.00%
Interest-earning assets                                  771,234                775,015                       -0.49%
Interest-bearing liabilities                             627,895                615,276                        2.05%
Intangible assets                                         16,424                 17,554                       -6.44%
Total assets                                             832,157                823,188                        1.09%
---------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
---------------------------------------------------------------------------------------------------------------------
Return on average assets                                   1.53%                  1.51%                         0.02
Return on average equity                                  13.31%                 13.69%                        -0.38
Net interest margin                                        4.04%                  4.25%                        -0.21
Average equity to average assets                          11.47%                 11.06%                         0.41
---------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------
Beginning balance                                         $5,340                 $5,632                       -5.18%
Provision for losses                                          16                    169                      -90.53%
Charge-offs                                                 -136                   -227                      -40.09%
Recoveries                                                    32                     46                      -30.43%
Ending balance                                            $5,252                 $5,620                       -6.55%
---------------------------------------------------------------------------------------------------------------------


Year to Date                             September 30, 2006        September 30, 2005              Change

Selected Consolidated Data :
---------------------------------------------------------------------------------------------------------------------
Interest income                                          $35,474                $33,786                        5.00%
Interest expense                                          13,303                 10,085                       31.91%
Net interest income                                       22,171                 23,701                       -6.46%
Provision for loan losses                                     40                    557                      -92.82%
Trust income                                               1,059                  1,062                       -0.28%
Other noninterest income                                   5,444                  4,525                       20.31%
Salary and benefits                                        8,706                  8,534                        2.02%
Occupancy expense                                          1,479                  1,450                        2.00%
Amortization of intangibles                                  853                    832                        2.52%
Other noninterest expense                                  5,258                  5,843                      -10.01%
Income taxes                                              -2,907                 -2,873                        1.18%
Net income                                                $9,431                 $9,199                        2.52%
Basic net income per share                                 $1.35                  $1.31                        $0.04
Fully diluted net income per share                         $1.34                  $1.30                        $0.04
Dividends per share                                          .46                    .35                        $0.11
Dividend payout ratio                                      26.77                  26.52                        $0.25
Book value per share                                      $14.00                  13.20                        $0.80
---------------------------------------------------------------------------------------------------------------------

Balance sheet at period-end:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                             $498,626               $499,787                       -0.23%
Loans, net                                              $492,353               $493,240                       -0.18%
Total securities                                         266,740                263,943                        1.06%
Cash and due From Banks                                   14,598                 17,114                      -14.70%
Total deposits                                           742,793                732,177                        1.45%
Other borrowings                                              76                    623                      -87.80%
Stockholders' equity                                      97,803                 92,670                        5.54%
Intangible assets                                         16,260                 17,397                       -6.54%
Total assets                                             844,997                828,907                        1.94%
---------------------------------------------------------------------------------------------------------------------

Daily averages:
---------------------------------------------------------------------------------------------------------------------
Gross loans                                             $491,829               $492,908                       -0.22%
Loans,net                                                485,488                486,338                       -0.17%
Total securities                                         270,524                256,713                        5.38%
Total deposits                                           736,511                719,989                        2.29%
Other borrowings                                             495                    758                      -34.70%
Stockholders' equity                                      94,499                 85,343                       10.73%
Cash and due from                                         16,028                 15,769                        1.64%
Interest-earning assets                                  772,356                762,072                        1.35%
Interest-bearing liabilities                             626,744                606,678                        3.31%
Intangible assets                                         16,687                 17,519                       -4.75%
Total assets                                             835,494                810,292                        3.11%
---------------------------------------------------------------------------------------------------------------------

Financial ratios: Note (1)
---------------------------------------------------------------------------------------------------------------------
Return on average assets                                   1.51%                  1.51%                         0.00
Return on average equity                                  13.34%                 13.69%                        -0.35
Net interest margin                                        4.17%                  4.53%                        -0.36
Efficiency ratio                                          53.08%                 52.84%                         0.24
Average equity to average assets                          11.31%                 10.53%                         0.78
---------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp

Allowance for loan losses:
---------------------------------------------------------------------------------------------------------------------
Beginning balance                                         $5,449                 $5,729                       -4.89%
Provision for losses                                          40                    557                      -92.82%
Charge-offs                                                 -345                   -812                      -57.51%
Recoveries                                                   108                    146                      -26.03%
Ending balance                                            $5,252                 $5,620                       -6.55%
---------------------------------------------------------------------------------------------------------------------

Nonperforming assets:
---------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                               4                   $251                     -100.00%
Total nonperforming loans Note (2)                             4                    251                     -100.00%
Other real estate owned                                      390                    429                       -9.09%
Total nonperforming assets                                  $394                   $680                      -42.06%
---------------------------------------------------------------------------------------------------------------------

Asset quality ratios: Note (3)
---------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans                        0.001%                  0.05%                      -98.42%
Allowance for loan losses to total loans                   1.06%                  1.13%                       -7.45%
Allowance for loan losses
  to nonperforming loans                                1313.00%               2239.04%                      -41.36%
---------------------------------------------------------------------------------------------------------------------

Note (2) Loans 90 days past due or more not included Note (3) Ratio change measured in bp